                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 20, 1998

                Date of Report (date of earliest event reported)

                                   ORCAD, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                    0-27692                93-1062832
--------------------------------------------------------------------------------
      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
     incorporation or
       organization)


                             9300 S.W. NIMBUS AVENUE
                             BEAVERTON, OREGON 97008
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       Registrant's telephone number, including area code:  (503) 671-9500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On September 20, 1998 OrCAD, Inc., a Delaware corporation ("OrCAD") and Summit Design, Inc., a Delaware corporation ("Summit"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Summit, Hood Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Summit ("Merger Sub"), and OrCAD. Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders of Summit and OrCAD), Merger Sub will be merged with and into OrCAD (the "Merger"). At the effective time of the Merger (the "Effective Time"), the separate existence of Merger Sub will cease and OrCAD will continue as the surviving corporation and as a wholly-owned subsidiary of Summit. In connection with the Merger, holders of outstanding shares of OrCAD common stock will receive, in exchange for each share of OrCAD common stock held by them, 1.05 shares of Summit common stock (the "Exchange Ratio"). In addition, Summit will assume all options outstanding under OrCAD's existing stock option plans, and each option will be or become exercisable for shares of Summit common stock rather than shares of OrCAD common stock, as adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling-of-interests for financial accounting purposes in accordance with generally accepted accounting principles. A copy of the press release issued by OrCAD and Summit regarding the Merger Agreement is filed herewith as
Exhibit 99.1 and incorporated by reference herein. A copy of the Merger Agreement together with all of the exhibits thereto is filed herewith as
Exhibit 2.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

                2.1 Agreement and Plan of Reorganization dated September 20, 1998 by and among Summit Design, Inc., a Delaware corporation, Hood Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Summit Design, Inc., and OrCAD, Inc., a Delaware corporation.

               99.1    Press Release dated September 20, 1998.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OrCAD

Dated: October 2, 1998                   By: /s/ P. David Bundy
                                         -----------------------------------
                                             P. David Bundy
                                             Chief Financial Officer

                              INDEX TO EXHIBITS

   Exhibit
   Number           Description of Document
   -------          -----------------------

     2.1            Agreement and Plan of Reorganization dated
                    September 20, 1998 by and among Summit Design, Inc., a Delaware corporation, Hood Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Summit Design, Inc., and OrCAD, Inc., a Delaware corporation.

     99.1           Press Release dated September 20, 1998.